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Exhibit 10.32

Amendment 7 to
Worldspan Asset Management Offering Agreement

        This amendment is the seventh amendment ("Amendment 7") to the Asset Management Offering Agreement effective as of July 1, 2002, among Worldspan, L.P. ("Worldspan"), International Business Machines Corporation ("IBM"), and IBM Credit LLC ("IBM Credit"), Agreement ASVB594, as previously amended by Amendment 1 effective as of December 16, 2002, Amendment 2 effective as of December 31, 2003, Amendment 3 effective as of June 30, 2006, Amendment 4 effective as of January 1, 2007, Amendment 5 effective as of February 1, 2007 and Amendment 6, effective as of October 1, 2007 (collectively, the "AMO Agreement") and referred to hereafter as the "Galileo Asset Management Offering Agreement".

        Each term defined in the AMO Agreement shall have the same meaning in this Amendment 7 unless otherwise provided herein or inconsistent with the content hereof.

        The purposes of this Amendment 7 are (i) to replace, modify, or add certain terms in the AMO Agreement with the terms specified in this Amendment 7.

        Provided that Worldspan, TP, Galileo, IBM and IBM Credit have signed and delivered this Amendment 7 on or before February 11, 2008, this Amendment 7 becomes effective as of October 1, 2007 (the "Effective Date of Amendment 7").

        This Amendment 7 may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. Any copy of this Amendment 7 made by reliable means is considered an original.

        The Parties agree that this Amendment 7 is the complete agreement among the Parties with respect to the subject matter hereof and replaces any prior oral and/or written communications between the Parties concerning this subject matter. By signing below, the Parties agree to the terms of this Amendment 7.

        Except for the changes specified in this Amendment 7, all other terms and conditions of the AMO Agreement remain unchanged. In the event of a conflict between this Amendment 7 and the AMO Agreement, this Amendment 7 will prevail.

        The Parties agree that, as of the Effective Date of Amendment 7, the AMO Agreement shall be amended as follows:

1.0    Replace the seventh paragraph on page one of Amendment 6 in its entirety with the following:

  "This Amendment 6 becomes effective as of October 1, 2007 (the "Effective Date of Amendment 6") and, among other things, extends the Expiration Date of the AMO Agreement from June 30, 2011 to June 30, 2013. For avoidance of doubt, certain sections of this Amendment 6 may have later effective dates, as specified herein."

PORTIONS OF THIS EXHIBIT MARKED BY AN [**] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2.

2.0    Monthly Payments Exhibit.    Exhibit A (Monthly Payments) to the AMO Agreement is replaced in its entirety with a new Exhibit A, shown below.

Exhibit A
Monthly Payments

Month-Year	Monthly Payment		Number of Payments
Oct-2007	$	[**]	1
Nov-2007 (Includes application of $[**] for OL 459)	$	[**]	1
Dec-2007	$	[**]	1
Jan-2008—Jun-2008	$	[**]	6
Jul-2008—Aug-2008	$	[**]	2
Sep-2008	$	[**]	1
Oct-2008—Jun-2009	$	[**]	9
Jul-2009—Jun-2010	$	[**]	12
Jul-2010—Oct-2010	$	[**]	4
Nov-2010—Jun-2011	$	[**]	8
Jul-2011—Jun-2012	$	[**]	12
Jul-2012—Jun-2013	$	[**]	12

Agreed to: Travelport Inc.	Customer No.: 9885094
Jurisdiction of Organization:

By:	/s/ PAT J. BOURKE	AMO Agreement No.: ASVB594

Authorized Signature

Name (type or print):	Pat J. Bourke	IBM Customer Agreement No.: JJT-0003

Date:	Term Lease Agreement No.: JJT-0001

Agreed to: Worldspan, L.P.	Agreed to: International Business Machines Corporation

By:	/s/ PAT J. BOURKE	By:	/s/ PETE GAGLIARDI

	Authorized Signature		Authorized Signature

Name (type or print):	Pat J. Bourke	Name (type or print):	Pete Gagliardi

Date:	Date:	1/25/2008

Agreed to: Galileo International LLC	Agreed to: IBM Credit LLC

By:	/s/ PAT J. BOURKE	By:	/s/ TOM DEMOPOULOS

	Authorized Signature		Authorized Signature

Name (type or print):	Pat J. Bourke	Name (type or print):	Tom Demopoulos

Date:	Date:	1/25/2008

QuickLinks

  Exhibit 10.32
Amendment 7 to Worldspan Asset Management Offering Agreement
Exhibit A Monthly Payments